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PROXY                                                                      PROXY
                                NETVANTAGE, INC.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned holder of shares of Common Stock of NetVantage, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of a copy of the Notice of Special Meeting of Stockholders of the Company and the accompanying Proxy Statement/Prospectus dated August 20, 1998 (the "Proxy Statement/Prospectus") and hereby appoints and authorizes Stephen R. Rizzone and Thomas Iwanski, and each of them, proxies of the undersigned, each with full power to act without the other, and with full power of substitution, to represent the undersigned and to vote as designated below the undersigned's shares of Common Stock at the Special Meeting of Stockholders of the Company to be held at the Doubletree Club Hotel, located at 1985 East Grand Avenue, El Segundo, California 90245, at 10:00 a.m., local time, on Friday, September 25, 1998, and at any and all postponements or adjournments thereof (the "Special Meeting").

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BELOW. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING PROPOSAL.

  THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSAL.

  PROPOSAL: To approve and adopt an Agreement and Plan of Merger and the transactions contemplated thereby, including the Merger, as more completely described in the Proxy Statement/Prospectus:

                    FOR [_]     AGAINST [_]     ABSTAIN [_]

                                    (continued and to be signed on reverse side)

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  OTHER BUSINESS: In their discretion, the proxy holders are hereby authorized to vote on such other business as may properly come before the Special Meeting, including, among other things, a motion to adjourn the Special Meeting to another time and/or place for, among other things, the purpose of soliciting additional proxies.

  PLEASE MARK ABOVE, THEN DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

                                              Please sign exactly
                                              as your name appears
                                              hereon. When signing
                                              as attorney,
                                              administrator,
                                              trustee or guardian,
                                              set forth your full
                                              title. When shares
                                              are held in more than
                                              one name, all parties
                                              should sign. If a
                                              corporation, sign in
                                              full corporate name
                                              by authorized
                                              officer. If a
                                              partnership, sign in
                                              partnership name by
                                              authorized person.

                                              Dated: ........ , 1998

                                              ......................
                                                   (Signature)

                                              ......................
                                                   (Signature)